UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21725

Tortoise Energy Capital Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

Item 1. Report to Stockholders.

Tortoise Energy Capital Corp.

TYY LISTED NYSE

Yield

Growth

Quality

2008 Annual Report

November 30, 2008

...Steady Wins®

Company at a Glance

Tortoise Energy Capital Corp. is a closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs)
operating energy infrastructure assets.

Investment Goals: Yield, Growth and Quality

We seek a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through capital market strategies involving timely debt and equity offerings by Tortoise Capital that are typically invested in MLP issuer direct placements.

We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise Capital, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 70 MLPs in the market, mostly in industries related to energy and natural resources.

Tortoise Capital invests primarily in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A Tortoise Capital Investment Versus a Direct Investment in MLPs

Tortoise Capital provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Capital is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features of Tortoise Capital include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

Summary Financial Information (Unaudited)

Year Ended November 30	2008
Market value per share	$11.11
Net asset value per share	12.85
Total net assets	224,483,149
Net unrealized depreciation of investments (excluding interest rate swap contracts)
before income taxes	(311,272,650)
Net unrealized depreciation of investments and interest rate swap contracts
after income taxes	(196,524,707)
Net investment loss	(14,757,582)
Net realized loss on investments and interest rate swaps after income taxes	(13,878,321)
Total investment return based on market value(1)	(52.4)%

(1) See footnote 7 to the Financial Highlights on page 13 for further disclosure.

2008 Annual Report	1

January 13, 2009

Dear Fellow Stockholders,

We began our 2008 fiscal year recognizing early signs of weakness in the credit markets, but we did not anticipate the dramatic change in MLP valuations that were experienced during the last quarter. Throughout the year we maintained our belief that MLPs could offer steady increases in distributions even in the midst of an overall economic slowdown. We believe growth will be driven by the critical role played by MLPs to transport, process and store energy for an economy and population that are expected to steadily increase over the longer term.

At the beginning of the year, the auction rate securities markets began to fail and we responded by refinancing all of our debt with long-term, fixed-rate notes placed with institutions. However, during October and November our capital structure was adversely impacted by the deepening problems in the broad market and resulting dramatic decline in valuations of our MLP investments. This situation required us to sell some investments and pay off leverage in order to comply with the coverage ratios as mandated by the Investment Company Act of 1940 and our loan documents. These sales adversely impact our long-term distribution-paying capacity.

Master Limited Partnership Investment Overview and Outlook

Against a very difficult backdrop of broad, global economic recession, major institution failures and bailouts, and the accompanying collapse of most major asset class valuations, MLPs were further challenged by selling pressure from deleveraging and unwinding of total return swaps. The MLP market, represented by the Wachovia MLP Index, reflected a total return of -32.0 percent for the fourth quarter ended Nov. 30, 2008 and -35.6 percent for the twelve months ended Nov. 30, 2008. These returns are based on market value, including the reinvestment of quarterly distributions. Despite these conditions, 43 of 73 MLP companies increased distributions in their third quarter ended Sept. 30, 2008.

We believe the fundamentals of the pipeline companies, which represent 83 percent of our portfolio as of Nov. 30, 2008, remain intact. These companies offer low commodity price exposure, modest leverage ratios, ample liquidity and adequate distribution coverage ratios to sustain distributions in a prolonged recessionary environment. On the other hand, the recent fundamentals of the gathering and processing sector, which represented 13 percent of our portfolio as of Nov. 30, 2008, have deteriorated due to sharp declines in commodity prices and processing margins during the second half of 2008. While the gathering and processing companies in our portfolio seek to reduce their cash flow volatility using hedging strategies, as well as maintaining relatively higher distribution coverage ratios, it may become challenging for these companies to sustain current distribution levels if low commodity prices extend for periods beyond their current hedge positions.

MLP distribution yields continue to compare favorably to similarly risked assets including REITs and utilities, as indicated by the following chart.

Distribution Comparison

We expect overall MLP distribution growth to moderate in 2009 as a consequence of higher costs of capital, challenging credit markets and the overall economic slowdown. Of course, the current economic slowdown, if sustained for a long period, could result in a decline in the distributions we receive. However, the assets operated by MLPs provide essential services and exhibit high barriers to entry. We expect pipeline MLPs to sustain their distributions despite a U.S. economic recession and a worldwide economic slowdown. In the long term, we expect annual end user demand for energy to grow by one percent. In addition, MLPs have already announced capital projects of more than $27 billion which should drive distribution growth in the longer term.

Performance Review

For the quarter ended Nov. 30, 2008, our stock price declined along with the lower valuations for the MLP sector. Our total return was -54.4 percent, and our total return for the fiscal year was -52.4 percent. These returns are based on market value, including the reinvestment of quarterly distributions.

Our total assets decreased from $776 million on Nov. 30, 2007 to $413.7 million on Nov. 30, 2008. This decrease resulted primarily from the decrease in the value of our investments and from the sale of investments to reduce our leverage, which occurred primarily in the fourth quarter. Presently, the total cost basis of our investments for financial statement reporting purposes exceeds the fair value we are reflecting on our Statement of Assets and Liabilities. That, when combined with our realized losses and net operating losses, results in a deferred tax asset. As a result, our Statement of Assets and Liabilities reflects a deferred tax asset of $30.0 million (net of a $16 million valuation allowance), or approximately $1.72 per share. A deferred tax asset is the benefit the company has determined will be realized in future periods under generally accepted accounting principles.(4)

A majority of the MLPs in our portfolio increased their distributions to us this year. Our MLP investments as of Nov. 30, 2008, increased their distributions an average of 11.4 percent for the fiscal year as compared to the prior year, an indication that we were correct in our belief that MLPs would sustain distributions during the

(Unaudited)
2	Tortoise Energy Capital Corp.

economic weakness experienced in 2008. However we do not believe these growth rates in distributions will be sustained this year.

We paid a distribution to our stockholders of $0.43 per common share ($1.72 annualized) on Nov. 28, 2008, our 10th consecutive quarterly distribution since full investment of initial public offering proceeds. This is the same distribution we paid last quarter, and is a 3.6 percent increase over the distribution paid in the same quarter of the prior year, representing an annualized yield of 15.5 percent based on the closing price of $11.11 on Nov. 30, 2008. For tax purposes, 100 percent of distributions paid in fiscal year 2008 were treated as return of capital. Based upon our current expectations, we believe our portfolio companies will continue to pay us distributions which will allow quarterly distributions to our stockholders of not less than $0.38 during fiscal year 2009. Of course, any distribution paid to our stockholders will depend on the actual performance of our investments, our costs of leverage and other operating expenses and will be subject to the approval of our Board and compliance with asset coverage requirements of the Investment Company Act of 1940 Act and the covenants of our leverage agreements.

While we believe the longer term distribution growth will return for our stockholders, we are cognizant of the uncertain and volatile economic environment that presently exists. While economic factors we cannot control will impact the health of the MLP sector, we will continue to manage toward the goal of distribution growth to our stockholders. We also acknowledge that we and the MLPs in which we invest are experiencing more uncertainty than in previous years which make any predictions difficult.

Leverage Review

Over the course of the year, we reduced our total leverage outstanding from $300 million to $185 million at Nov. 30, 2008. Our remaining leverage consists of $90 million in fixed rate senior notes and $95 million in preferred stock. Although the preferred stock remains in the seven- or 28-day auction rate market, we intend to secure alternative financing sources to allow redemption of the remaining auction rate preferred shares as market conditions permit.

At Nov. 30, 2008, our total leverage represented 44.7 percent of total assets, including deferred taxes. We are, and intend to remain, in compliance with our asset coverage ratios under the Investment Company Act of 1940 and our basic maintenance covenants, and will continue to report our ratios to you weekly on our Web site as long as the market value of our holdings remains volatile.

Investment Review

Although the weakened market in fiscal 2008 limited our ability to finance MLP growth projects at previous levels, we invested $5.8 million in the IPO of Williams Pipeline Partners, L.P. We have completed 37 direct placement and IPO purchases totaling approximately $480 million since our inception in May 2005.

Conclusion

We have taken significant steps to manage through a difficult quarter and year. We have responded to weak valuations by decreasing leverage, and have fixed the rates on our debt. During the year we were able to moderately increase our distributions to our stockholders. While we expect the next year to be challenging for almost every industry, including the energy infrastructure sector, we continue to believe the flow of energy commodities remains critical to our economy and that the long term prospects for MLP investments is attractive.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Capital Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(1)	As of 11/28/08. The Wachovia MLP Index is a float-adjusted, capitalization-weighted index of energy master limited partnerships with a market capitalization of at least $200 million at the time of inclusion.
(2)	As of 11/30/08. The FTSE NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in an index. Includes return of capital component, if any.
(3)	As of 11/30/08. The Dow Jones Utility Average Index is an unmanaged price-weighted index composed of stocks of 15 utility companies listed on the NYSE. It is not possible to invest directly in an index.
(4)	Because TYY is a taxpaying entity (like banks and other financial institutions), financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. This differs for many closed-end funds that are qualified as regulated investment companies (RIC). The accounting for a RIC does not result in deferred taxes because it is not a taxpaying entity. A RIC still discloses the amount of any unrealized loss on investment cost. Additional information on our deferred taxes is included in Management’s Discussion and Note 5 in our Notes to Financial Statements.

(Unaudited)
	2008 Annual Report	3

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Year Ended November 30,		2007	2008
	2007	2008	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$45,830	$49,616	$12,171	$13,103	$12,818	$12,914	$10,781
Dividends paid in stock	8,227	8,458	2,364	2,388	2,124	2,202	1,744
Dividends from common stock	57	48	20	16	16	16	—
Short-term interest and dividend income	306	638	7	308	54	46	230
Total from investments	54,420	58,760	14,562	15,815	15,012	15,178	12,755
Operating Expenses Before Leverage Costs
and Current Taxes
Advisory fees	8,493	7,400	2,145	2,164	1,990	1,889	1,357
Other operating expenses	1,275	1,197	287	281	308	272	336
	9,768	8,597	2,432	2,445	2,298	2,161	1,693
Distributable cash flow before leverage costs
and current taxes	44,652	50,163	12,130	13,370	12,714	13,017	11,062
Leverage costs(2)	17,330	20,903	5,134	6,068	5,719	4,949	4,167
Current income tax expense	153	660	62	165	165	165	165
Distributable Cash Flow(3)	$27,169	$28,600	$6,934	$7,137	$6,830	$7,903	$6,730

Distributions paid on common stock	$27,781	$29,575	$7,224	$7,267	$7,311	$7,485	$7,512
Distributions paid on common stock per share	1.6300	1.6975	0.4150	0.4175	0.4200	0.4300	0.4300
Payout percentage for period(4)	102.3%	103.4%	104.2%	101.8%	107.0%	94.7%	111.6%
Net realized gain (loss), net of income taxes	19,000	(13,878)	9,144	4,408	4,201	(1,592)	(20,895)
Total assets, end of period	910,806	413,669	910,806	875,529	852,998	776,015	413,669
Average total assets during period(5)	897,175	780,767	919,414	930,626	850,874	807,580	607,056
Leverage (long-term debt obligations, preferred stock
and short-term borrowings)(6)	324,700	185,000	324,700	313,550	302,650	300,000	185,000
Leverage as a percent of total assets	35.6%	44.7%	35.6%	35.8%	35.5%	38.7%	44.7%
Unrealized appreciation (depreciation) net of
income taxes, end of period	127,118	(69,407)	127,118	110,033	113,404	82,118	(69,407)
Net assets, end of period	484,645	224,483	484,645	458,181	453,390	409,175	224,483
Average net assets during period(7)	501,668	402,149	496,416	469,388	443,559	409,884	285,225
Net asset value per common share	27.84	12.85	27.84	26.32	26.05	23.51	12.85
Market value per share	25.47	11.11	25.47	25.59	25.77	25.31	11.11
Shares outstanding	17,406,086	17,470,673	17,406,086	17,406,086	17,406,086	17,406,086	17,470,673

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	6.07%	7.53%	6.35%	6.83%	7.02%	7.48%	8.45%
Operating expenses before leverage costs
and current taxes	1.09%	1.10%	1.06%	1.06%	1.07%	1.06%	1.12%
Distributable cash flow before leverage costs
and current taxes	4.98%	6.42%	5.29%	5.77%	5.95%	6.42%	7.33%
As a Percent of Average Net Assets
Distributable Cash Flow(3)	5.42%	7.11%	5.60%	6.12%	6.13%	7.67%	9.49%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, recurring agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, premium on redemption of long-term debt obligations, non-recurring agent fees and amortization of debt issuance costs; and decreased by distributions to preferred stockholders, current taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	There were no outstanding borrowings on the short-term credit facility as of November 30, 2008.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets and include current and deferred income tax expense and leverage costs.

4	Tortoise Energy Capital Corp.

Management’s Discussion

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Capital Corp’s goal is to provide a growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ.

Company Update

During the 4th quarter 2008, market values of MLPs, along with many other equity securities, experienced substantial declines. As a result, our capital structure was adversely impacted which required us to selectively liquidate portfolio holdings and redeem portions of our leverage. While this strengthened our ability to comply with our coverage ratios, it has weakened our ability to grow our distributions to stockholders. Our results discussed below reflect the impact of market value declines and net portfolio sales through reduced income and expenses.

As outlined in our letter to stockholders and in the following discussion, we have taken significant steps to manage through a difficult period. While we expect the next year to be challenging for almost every industry, including the energy infrastructure sector, we continue to believe the flow of energy commodities remains critical to our economy and that the long-term prospect for MLPs is attractive.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Each are summarized for you in the table on page 4 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and, distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring agent fees, distributions to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs, as well as current taxes paid.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive returns. However, during the last year the economy has been retrenching. Many economists are forecasting a decline in consumer and capital spending which may lead some MLPs to slow distribution growth or possibly reduce distributions.

Total distributions received from our investments for the 4th quarter 2008 was approximately $12.8 million, representing a 12 percent decrease as compared to 4th quarter 2007 and a 16 percent decrease as compared to 3rd quarter 2008. These changes reflect the result of net portfolio sales for the 4th quarter 2008 and year ended 2008. Total distributions received from investments will be reduced by the sale of investments to reduce our leverage.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.12 percent of average total assets for the 4th quarter 2008 as compared to 1.06 percent for the 4th quarter 2007 and 3rd quarter 2008. Advisory fees for the 4th quarter 2008 decreased 28 percent from 3rd quarter 2008, as a result of reduced average managed assets. The slight

(Unaudited)
	2008 Annual Report	5

Management’s Discussion (Continued)

increase in our expense ratio was the result of increased other operating expenses, primarily non-recurring professional fees associated with the reduction of leverage, as a percent of decreased average total assets.

Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the agent fees, which are the marketing and rating agency costs for the leverage; (3) the realized and unrealized gain or loss on our interest rate swap settlements; and (4) distributions to preferred stockholders.

Total leverage costs for DCF purposes were approximately $4.17 million for the 4th quarter 2008 as compared to $5.13 million for the 4th quarter 2007 and $4.95 million for the 3rd quarter 2008, as detailed below.

	4Q 07	3Q 08	4Q 08
Interest expense	$3,208,306	$2,961,101	$2,692,964
Agent fees	202,799	28,369	30,727
Net realized and unrealized (gain)/loss
on interest rate swap settlements	(94,286)	583,760	—
Distributions to preferred stockholders	1,817,525	1,375,865	1,442,896
Total leverage costs	$5,134,344	$4,949,095	$4,166,587
Average outstanding leverage (in millions)	$317.8	$319.1	$276.8

The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 6.05 percent for the 4th quarter 2008 as compared to 6.17 percent for the 3rd quarter 2008, and 6.48 percent for 4th quarter 2007. The decrease of 12 basis points from 3rd quarter 2008 to 4th quarter 2008 is the net result of an increase in our blended cost of long-term leverage post leverage reductions and the elimination of swap settlement costs.

Our effective cost of leverage as of November 30, 2008 was 4.99 percent including the $90 million aggregate Series D, E and F Notes, $95 million notional amount of outstanding auction rate securities, and agent fees. This 106 basis point decrease as compared to the 4th quarter 2008 is primarily the result of lower LIBOR-based borrowing costs on our auction rate preferred. This rate will vary as Notes are redeemed or mature and as our auction rate securities are reset every 7 or 28 days.

At November 30, 2008, borrowing costs on our 7 and 28 day auction rate preferred reflected LIBOR of 1.173 percent and 2.358 percent, respectively. In recent weeks, both the 1-week and 1-month rates have been less than 0.50 percent, substantially decreasing our current cost of leverage. We expect these rates to return to higher levels as economic conditions improve and LIBOR increases to more historical levels.

Earlier in 2008, our auctions, like most others, began resetting at their maximum rate, which in our case has been 200 percent of the applicable LIBOR. Additional information on our leverage is included in the Liquidity and Capital Resources section below.

While historically we utilized interest rate swap contracts in an attempt to reduce a portion of the interest risk arising from our auction rate leverage, we have now terminated all of our swap contracts as a result of changes in our leverage structure. Information on our swap contracts for the year ended November 30, 2008, is outlined in Note 12 in our Notes to Financial Statements.

Distributable Cash Flow

For 4th quarter 2008, our DCF was approximately $6.7 million, a decrease of 3 percent as compared to 4th quarter 2007 and 15 percent as compared to 3rd quarter 2008. These changes are the result of the net sale of securities generating reduced total portfolio earnings, growth in per share distributions from our portfolio companies, and changes in expenses, as outlined above. We paid a distribution of $7.5 million, or 112 percent of DCF, during the quarter. On a per share basis, we declared a $0.43 distribution on November 10, 2008. This is an increase of 3.6 percent as compared to 4th quarter 2007 and is equal to the distribution paid in 3rd quarter 2008. For the fiscal year ended November 30, 2008, we paid a total distribution of $1.6975 per share representing 103.4 percent of DCF. This is an increase of approximately 4 percent as compared to total distributions of $1.63 per share for the fiscal year ended November 30, 2007.

Factoring in recent portfolio sales to fund leverage reductions, moderate to no increases in projected distribution income from MLPs, operating expense projections and a more normalized cost of leverage, we currently expect to pay quarterly distributions to our stockholders of not less than $0.38 during fiscal year 2009. This represents a current estimate and subject to change based upon actual results and Board approval.

Liquidity and Capital Resources

We had total assets of $414 million at fiscal year end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables, net deferred tax asset and any expenses that may have been prepaid. During 4th quarter 2008, total assets decreased from $776 million to $414 million, a decrease of $362 million. This change was primarily the result of unrealized depreciation of investments of approximately $224 million and portfolio sales of approximately $127 million, during the quarter.

As a result of the substantial decline in our market value and the need to maintain our asset coverage ratios, we redeemed $115 million in leverage during 4th quarter 2008. This was comprised of $100 million of senior notes, redeemed at 102 percent of par, and $15 million of preferred stock. Details of these transactions are disclosed in Note 10 and Note 11 in our Notes to Financial Statements.

Total leverage outstanding at November 30, 2008 of $185 million is comprised of $90 million in senior notes and $95 million in preferred shares. Total leverage represented 44.7 percent of total assets, above our target ratio of 33 percent of total assets. In the future, our leverage ratio could be favorably impacted by increases in MLP values to historical norms, issuance of equity and the sale of securities to reduce leverage.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt and 200 percent asset coverage ratio for debt and preferred shares after payment of the distribution, and we may not pay distributions on our preferred shares if we fail to meet a 200 percent asset coverage ratio on our debt. Under the agreement with our bank lenders, if portfolio values decline such that we no longer meet the asset coverage ratios under the 1940 Act, we must repay a portion of our bank line until we meet the coverage requirement. Further, under the terms of our institutional senior notes and preferred shares, if we fail to meet basic maintenance ratios as of any valuation date (generally Fridays) or fail to satisfy the 1940 Act asset coverage as of the last business day of any month, we could be subject to mandatory redemption of the senior notes or preferred shares if such failure is not waived or cured. In some cases we may be delayed in paying common stock or preferred share distributions until such coverage ratios can be met.

As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt. The 200 percent asset coverage ratio for preferred shares is equal to the same numerator as the 300 percent test divided by the sum of debt and preferred shares. Deferred tax assets are a component of total assets in calculation of these ratios.

(Unaudited)
6	Tortoise Energy Capital Corp.

Management’s Discussion (Continued)

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to the common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1s we receive and become less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate result is undeterminable until the year is over.

As a result of the net investment loss for the fiscal year and partnership losses passed through on K-1’s from our MLP investments, we had no earnings and profits for the year ended November 30, 2008. For book and tax purposes, distributions to stockholders for the fiscal year ended 2008 were comprised of 100 percent return of capital. This information will be reported to stockholders on Form 1099-DIV and is available on our web site at www.tortoiseadvisors.com.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At November 30, 2008, our investments at value are $372 million, with an adjusted cost of $462 million. The $90 million difference reflects unrealized depreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities reflects either a deferred tax liability or deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments and net operating losses. At November 30, 2008, the balance sheet reflects a net deferred tax asset of approximately $30 million or $1.72 per share.

The net deferred tax asset of approximately $30 million reflects the net benefit we have determined will be realized in future periods under generally accepted accounting principles. Realization of a deferred tax asset is dependent on whether there will be sufficient future taxable income within the carryforward periods to realize a portion or all of the deferred tax benefit. The carryforward period for ordinary losses to offset ordinary income is 20 years while capital losses can be carried forward 5 years to offset capital gains. A valuation allowance against the deferred tax asset is needed when, based on the weight of the available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our valuation allowance policy is in conformity with generally accepted accounting principles and is based upon our estimation of potential future taxable income. If we do not believe we can use a deferred tax asset in a relatively short period, in our case three years or less, we create a valuation allowance against the current gross deferred tax asset. At November 30, 2008, we had a gross deferred tax asset of approximately $46 million, against which we provided a valuation allowance of approximately $16 million resulting in a net deferred tax asset of approximately $30 million. Our Adviser does not charge an advisory fee based upon net deferred tax assets. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

(Unaudited)
	2008 Annual Report	7

SCHEDULE OF INVESTMENTS November 30, 2008

	Shares	Fair Value

Master Limited Partnerships and
Related Companies — 164.7%(1)

Crude/Refined Products Pipelines — 85.1%(1)
United States — 85.1%(1)
Buckeye Partners, L.P.	100,632	$3,695,207
Enbridge Energy Partners, L.P.	659,157	18,621,185
Enbridge Energy Partners, L.P.(2)(3)	323,349	9,021,450
Holly Energy Partners, L.P.	26,453	529,325
Kinder Morgan Management, LLC(3)	905,948	37,370,355
Magellan Midstream Partners, L.P.	636,738	19,114,875
NuStar Energy L.P.	615,763	24,507,367
Plains All American Pipeline, L.P.	933,179	31,905,390
SemGroup Energy Partners, L.P.	436,674	1,157,186
Sunoco Logistics Partners L.P.	764,713	34,006,787
TEPPCO Partners, L.P.	443,491	10,062,811
TransMontaigne Partners L.P.	66,100	925,400
		190,917,338

Natural Gas/Natural Gas Liquids Pipelines — 52.4%(1)
United States — 52.4%(1)
Boardwalk Pipeline Partners, LP	433,173	9,178,936
El Paso Pipeline Partners, L.P.	817,426	14,419,395
Energy Transfer Equity, L.P.	314,061	5,178,866
Energy Transfer Partners, L.P.	671,538	22,248,054
Enterprise GP Holdings L.P.	282,774	5,282,218
Enterprise Products Partners L.P.	1,069,167	22,848,099
ONEOK Partners, L.P.	130,822	6,100,230
Spectra Energy Partners, LP	256,165	5,123,300
TC PipeLines, LP	887,700	20,035,389
Williams Pipeline Partners L.P.	481,642	7,104,219
		117,518,706

Natural Gas Gathering/Processing — 21.0%(1)
United States — 21.0%(1)
Copano Energy, L.L.C.	984,736	11,826,679
Crosstex Energy, L.P.	598,810	3,580,884
Crosstex Energy, L.P.(2)(4)	581,301	3,313,416
DCP Midstream Partners, LP	255,000	2,091,000
Duncan Energy Partners L.P.	250,700	3,239,044
Exterran Partners, L.P.	209,900	2,281,613
MarkWest Energy Partners, L.P.	1,418,656	18,116,237
Targa Resources Partners LP	97,783	847,779
Western Gas Partners LP	141,430	1,895,162
		47,191,814
Propane Distribution — 3.3%(1)
United States — 3.3%(1)
Inergy, L.P.	451,250	7,508,800

Shipping — 2.9%(1)
Republic of the Marshall Islands — 0.6%(1)
Teekay LNG Partners L.P.	98,200	1,374,800
United States — 2.3%(1)
K-Sea Transportation Partners L.P.	330,997	5,047,704
		6,422,504
Total Master Limited Partnerships and
Related Companies (Cost $459,167,052)		369,559,162

Short-Term Investment — 1.1%(1)
United States Investment Company — 1.1%(1)
First American Government Obligations
Fund — Class Y, 1.08%(5) (Cost $2,554,010)	2,554,010	2,554,010

Total Investments — 165.8%(1)
(Cost $461,721,062)		372,113,172
Other Assets and Liabilities — 16.6%(1)		37,369,977
Long-Term Debt Obligations — (40.1%)(1)		(90,000,000)
Preferred Shares at Redemption Value — (42.3%)(1)		(95,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$224,483,149

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $12,334,866 which represents 5.5% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	Non-income producing.
(5)	Rate indicated is the 7-day effective yield as of November 30, 2008.

See accompanying Notes to Financial Statements.

8	Tortoise Energy Capital Corp.

STATEMENT OF ASSETS & LIABILITIES November 30, 2008

Assets
Investments at fair value (cost $461,721,062)	$372,113,172
Cash	130,806
Receivable for investments sold	10,910,598
Dividend receivable	5,545
Deferred tax asset	30,014,400
Prepaid expenses and other assets	494,338
Total assets	413,668,859
Liabilities
Payable to Adviser	814,341
Distributions payable to common stockholders	1,154,203
Distributions payable to preferred stockholders	219,013
Accrued expenses and other liabilities	1,439,017
Current tax liability	559,136
Long-term debt obligations	90,000,000
Total liabilities	94,185,710
Preferred Stock
$25,000 liquidation value per share applicable to
3,800 outstanding shares (4,400 shares authorized)	95,000,000
Net assets applicable to common stockholders	$224,483,149
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 17,470,673 shares issued
and outstanding (100,000,000 shares authorized)	$17,471
Additional paid-in capital	319,069,137
Accumulated net investment loss, net of income taxes	(32,955,266)
Undistributed realized gain, net of income taxes	7,758,482
Net unrealized depreciation of investments, net of income taxes	(69,406,675)
Net assets applicable to common stockholders	$224,483,149
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$12.85

STATEMENT OF OPERATIONS Year Ended November 30, 2008

Investment Income
Distributions from master limited partnerships
(including $774,647 from affiliate)	$49,321,340
Less return of capital on distributions
(including $774,647 from affiliate)	(44,180,353)
Net distributions from master limited partnerships	5,140,987
Dividends from common stock	47,055
Dividends from money market mutual funds	637,990
Other income	295,002
Total Investment Income	6,121,034
Operating Expenses
Advisory fees	7,399,871
Professional fees	341,529
Administrator fees	338,562
Directors’ fees	138,628
Custodian fees and expenses	97,181
Reports to stockholders	77,775
Fund accounting fees	66,761
Registration fees	55,896
Stock transfer agent fees	10,222
Other expenses	70,155
Total Operating Expenses	8,596,580
Interest expense	12,360,566
Amortization of debt issuance costs	2,686,262
Premium on redemption of long-term debt obligations	2,000,000
Agent fees	520,137
Total Interest, Debt Issuance, Redemption Premiums
and Agent Fees	17,566,965
Total Expenses	26,163,545
Net Investment Loss, before Income Taxes	(20,042,511)
Current tax expense	(427,891)
Deferred tax benefit	5,712,820
Income tax benefit, net	5,284,929
Net Investment Loss	(14,757,582)
Realized and Unrealized Gain (Loss) on Investments
and Interest Rate Swaps
Net realized loss on investments	(5,339,174)
Net realized loss on interest rate swap settlements	(2,107,552)
Net realized loss on termination of interest rate swap contracts	(13,594,721)
Net realized loss, before income taxes	(21,041,447)
Deferred tax benefit	7,163,126
Net realized loss on investments and interest rate swaps	(13,878,321)
Net unrealized depreciation of investments	(311,272,650)
Net unrealized appreciation of interest rate swap contracts	13,314,124
Net unrealized depreciation, before income taxes	(297,958,526)
Deferred tax benefit	101,433,819
Net unrealized depreciation of investments and interest
rate swap contracts	(196,524,707)
Net Realized and Unrealized Loss on Investments
and Interest Rate Swaps	(210,403,028)
Distributions to Preferred Stockholders	(6,161,055)
Net Decrease in Net Assets Applicable to Common
Stockholders Resulting from Operations	$(231,321,665)

See accompanying Notes to Financial Statements.

2008 Annual Report	9

STATEMENT OF CHANGES IN NET ASSETS Year Ended November 30
	2008	2007
Operations
Net investment loss	$(14,757,582)	$(11,684,059)
Net realized gain (loss) on investments and interest rate swaps	(13,878,321)	18,999,522
Net unrealized appreciation (depreciation) of investments and interest rate swap contracts	(196,524,707)	39,957,483
Distributions to preferred stockholders	(6,161,055)	(5,557,282)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(231,321,665)	41,715,664
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(29,574,603)	(27,780,545)
Total distributions to common stockholders	(29,574,603)	(27,780,545)
Capital Stock Transactions
Proceeds from shelf offering of 1,350,000 common shares	—	42,997,500
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(2,033,577)
Underwriting discounts and offering expenses associated with the issuance of preferred stock	(14,000)	(497,910)
Issuance of 64,587, and 42,284 common shares from reinvestment of distributions to stockholders, respectively	1,525,365	1,233,873
Net increase in net assets, applicable to common stockholders, from capital stock transactions	1,511,365	41,699,886
Cumulative effect of adopting Financial Accounting Standards Board Interpretation No. 48 (Note 5)	(776,852)	—
Total increase (decrease) in net assets applicable to common stockholders	(260,161,755)	55,635,005
Net Assets
Beginning of year	484,644,904	429,009,899
End of year	$224,483,149	$484,644,904
Accumulated net investment loss, net of income taxes, at the end of year	$(32,955,266)	$(17,420,832)

See accompanying Notes to Financial Statements.

10	Tortoise Energy Capital Corp.

STATEMENT OF CASH FLOWS Year Ended November 30, 2008

Cash Flows From Operating Activities
Distributions received from master
limited partnerships	$49,321,340
Interest and dividend income received	683,580
Other income received	295,002
Purchases of long-term investments	(49,179,080)
Proceeds from sales of long-term investments	215,907,992
Purchases of short-term investments, net	(2,417,435)
Payments on interest rate swaps, net	(15,702,273)
Interest expense paid	(12,289,313)
Premium on redemption of long-term debt obligations	(2,000,000)
Income taxes paid	(645,572)
Operating expenses paid	(9,353,620)
Net cash provided by operating activities	174,620,621
Cash Flows From Financing Activities
Advances from revolving line of credit	169,200,000
Repayments on revolving line of credit	(193,900,000)
Issuance of long-term debt obligations	190,000,000
Redemption of long-term debt obligations	(290,000,000)
Redemption of preferred stock	(15,000,000)
Preferred stock issuance costs	(14,000)
Debt issuance costs	(650,915)
Distributions paid to common stockholders	(28,118,661)
Distributions paid to preferred stockholders	(6,286,492)
Net cash used in financing activities	(174,770,068)
Net decrease in cash	(149,447)
Cash — beginning of year	280,253
Cash — end of year	$130,806

Reconciliation of net decrease in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net decrease in net assets applicable to common
stockholders resulting from operations	$(231,321,665)
Adjustments to reconcile net decrease in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(49,179,080)
Return of capital on distributions received	44,180,353
Proceeds from sales of long-term investments	220,440,915
Purchases of short-term investments, net	(2,417,435)
Deferred tax benefit	(114,309,765)
Effect of FIN 48 adoption	(776,852)
Net unrealized depreciation of investments and
interest rate swap contracts	297,958,526
Net realized loss on investments	5,339,174
Amortization of debt issuance costs	2,686,262
Distributions to preferred stockholders	6,161,055
Changes in operating assets and liabilities:
Increase in interest, dividend and distribution receivable	(1,465)
Increase in receivable for investments sold	(4,532,923)
Increase in prepaid expenses and other assets	(135,096)
Increase in current tax liability	559,136
Decrease in payable to Adviser	(619,656)
Increase in accrued expenses and other liabilities	589,137
Total adjustments	405,942,286
Net cash provided by operating activities	$174,620,621

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$1,525,365

See accompanying Notes to Financial Statements.

2008 Annual Report	11

FINANCIAL HIGHLIGHTS
				Period from
	Year Ended	Year Ended	Year Ended	May 31, 2005(1)
	November 30,	November 30,	November 30,	through
	2008	2007	2006	November 30, 2005
Per Common Share Data(2)
Net Asset Value, beginning of period	$27.84	$26.79	$23.23	$—
Public offering price	—	—	—	25.00
Underwriting discounts and offering costs on issuance of common and preferred stock(3)	—	(0.03)	(0.06)	(1.18)
Premiums less underwriting discounts and offering costs on offering of common stock(4)	—	(0.12)	—	—
Income (loss) from Investment Operations:
Net investment income (loss)(5)(6)	(0.89)	(0.64)	(0.36)	0.04
Net realized and unrealized gains (losses) on investments and interest rate swap contracts(5)(6)	(12.05)	3.80	5.68	(0.05)
Total increase (decrease) from investment operations	(12.94)	3.16	5.32	(0.01)
Less Distributions to Preferred Stockholders:
Net investment income	—	—	—	—
Return of capital	(0.35)	(0.33)	(0.19)	—
Total distributions to preferred stockholders	(0.35)	(0.33)	(0.19)	—
Less Distributions to Common Stockholders:
Net investment income	—	—	—	(0.03)
Return of capital	(1.70)	(1.63)	(1.51)	(0.55)
Total distributions to common stockholders	(1.70)	(1.63)	(1.51)	(0.58)
Net Asset Value, end of period	$12.85	$27.84	$26.79	$23.23
Per common share market value, end of period	$11.11	$25.47	$26.50	$22.09
Total Investment Return Based on Market Value(7)	(52.44)%	1.73%	27.67%	(8.33)%

See accompanying Notes to Financial Statements.

12	Tortoise Energy Capital Corp.

FINANCIAL HIGHLIGHTS (Continued)
				Period from
	Year Ended	Year Ended	Year Ended	May 31, 2005(1)
	November 30,	November 30,	November 30,	through
	2008	2007	2006	November 30, 2005
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$224,483	$484,645	$429,010	$370,455
Ratio of expenses (including net current and deferred income tax (benefit) expense)
to average net assets(8)(9)(10)	(21.81)%	10.51%	17.38%	1.29%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense)
to average net assets(8)(10)(11)	6.51%	4.46%	3.47%	1.39%
Ratio of net investment income (loss) to average net assets (including net current
and deferred income tax (benefit) expense)(8)(9)(10)	23.33%	(9.84)%	(16.31)%	0.60%
Ratio of net investment income (loss) to average net assets (excluding net current
and deferred income tax (benefit) expense)(8)(10)(11)	(4.99)%	(3.79)%	(2.40)%	0.50%
Portfolio turnover rate(8)	6.44%	9.90%	5.56%	0.08%
Short-term borrowings, end of period (000’s)	—	$24,700	$28,000	—
Long-term debt obligations, end of period (000’s)	$90,000	$190,000	$120,000	$120,000
Preferred stock, end of period (000’s)	$95,000	$110,000	$70,000	—
Per common share amount of long-term debt obligations outstanding,
at end of period	$5.15	$10.92	$7.49	$7.52
Per common share amount of net assets, excluding long-term debt obligations,
at end of period	$18.00	$38.76	$34.28	$30.75
Asset coverage, per $1,000 of principal amount of long-term debt
obligations and short-term borrowings(12)	$4,550	$3,770	$4,372	$4,087
Asset coverage ratio of long-term debt obligations and short-term borrowings(12)	455%	377%	437%	409%
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)	$84,075	$135,147	$178,218	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(14)	$55,336	$62,315	$74,198	—
Asset coverage ratio of preferred stock(14)	221%	249%	297%	—

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of preferred stock for the years ended November 30, 2007 and 2006. Represents the issuance of common stock for the period from May 31, 2005 through November 30, 2005.
(4)	Represents the premium on the shelf offering of less than $0.01 per share, less the underwriting and offering costs of $0.13 per share.
(5)	The per common share data for the periods ended November 30, 2008, 2007, 2006 and 2005 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(6)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting FIN 48, which was a $776,852 increase to the beginning balance of accumulated net investment loss, or $(0.04) per share. See Note 5 to the financial statements for further disclosure.
(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	For the year ended November 30, 2008, the Company accrued $427,891 for current tax expense and $114,309,765 for net deferred income tax benefit. The Company accrued $30,376,674 and $54,292,114 for the years ended November 30, 2007 and 2006, respectively, for current and deferred income tax expense. For the period from May 31, 2005 through November 30, 2005, the Company accrued $192,462 in net deferred income tax benefit.
(10)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.
(11)	This ratio excludes the impact of current and deferred income taxes.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.
(14)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2008 Annual Report	13

NOTES TO FINANCIAL STATEMENTS November 30, 2008

1. Organization

Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYY.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company uses the price of that exchange that it considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have a material impact on its financial condition or results of operations. See Note 6 — Fair Value of Financial Instruments for further disclosure.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2006 through November 30, 2007, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 13 percent as investment income and approximately 87 percent as return of capital. Subsequent to November 30, 2007, the Company reclassified the amount of investment income and return of capital it recognized based on the 2007 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $1,026,000 or $0.059 per share ($624,000 or $0.036 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $691,000 or $0.040 per share ($420,000 or $0.024 per share, net of deferred tax expense) and an increase in realized gains on investments of approximately $335,000 or $0.019 per share ($204,000 or $0.012 per share, net of deferred tax expense) for the year ended November 30, 2008.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its notes and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2008, the Company’s distributions for book and tax purposes were comprised of 100 percent return of capital.

Distributions to preferred stockholders are based on variable rates set at auctions, normally held every 7 or 28 days unless a special rate period is designated. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its notes or the rating agency basic maintenance amount for the notes following such distribution. Distributions to preferred stockholders are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to preferred stockholders are payable on the first day following the end of the rate period or the first day of month if the rate period is longer than one month. For the year ended November 30, 2008, the Company’s distributions for book and tax purposes were comprised of 100 percent return of capital.

14	Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Continued)

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective rate of 34.5 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

On December 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. For additional information regarding the adoption of FIN 48, see Note 5 — Income Taxes.

F. Organization Expenses, Offering and Debt Issuance Costs

The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock is charged to additional paid-in capital when the stock is issued. Offering costs of $14,000 related to the issuance of preferred stock in April 2007 were charged to additional paid-in capital during the year ended November 30, 2008. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding. The amounts of such capitalized costs for the Series D Notes issued in December 2007, Series E Notes issued in June 2008 and Series F Notes issued in June 2008 were $303,035, $96,236 and $244,213, respectively.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period and amounts accrued under the derivative instruments included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133, which requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company does not have any outstanding derivative instruments at November 30, 2008 and the adoption of SFAS 161 is not expected to have an impact on the Company’s financial statements and related disclosure.

3. Concentration of Risk

The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its stockholders. Under normal circumstances, the Company will have at least 80 percent of its net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector and at least 80 percent of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company will not invest more than 15 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities, all of which may be illiquid securities. The Company may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100,000,000 of the Company’s portfolio assets and 0.01 percent on the balance of the Company’s portfolio assets.

2008 Annual Report	15

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2008, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$29,379,063
Net unrealized losses on investment securities	32,984,665
Deferred expense associated with interest rate
swap terminations	1,462,621
Organization costs	17,345
Subtotal	63,843,694
Valuation allowance	(15,884,969)
47,958,725
Deferred tax liabilities:
Basis reduction of investment in MLPs	17,944,325
Total net deferred tax asset	$30,014,400

At November 30, 2008, the Company has recorded a valuation allowance in the amount of $15,884,969 for a portion of its deferred tax asset which it does not believe will, more likely than not, be realized. The entire amount of such allowance was established in the year ended November 30, 2008. The Company estimates, based on existence of sufficient evidence, primarily regarding the amount and timing of distributions to be received from portfolio companies, the ability to realize the remainder of its deferred tax assets. Any adjustments to those estimates will be made in the period such determination is made.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 34.5 percent to net investment loss and realized and unrealized losses on investments and interest rate swaps before taxes for the year ended November 30, 2008, as follows:

Application of statutory income tax rate	$(116,969,657)
State income taxes, net of federal tax effect	(7,831,881)
Foreign tax, net of federal tax effect	761,276
Change in accrual for state income taxes, including elimination
of reserve for unrecognized tax benefits for state income taxes	(5,726,581)
Valuation allowance	15,884,969
Total income tax benefit	$(113,881,874)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, the Company re-evaluated its overall federal and state income tax rate, decreasing it from 39.00 percent to 36.81 percent primarily due to the elimination of the reserve for unrecognized tax benefits as discussed below. The cumulative effect of adopting FIN 48 was a $776,852 increase to the beginning balance of accumulated net investment loss.

On December 1, 2007, the Company re-evaluated its anticipated state tax positions, resulting in a reclass of approximately $8 million from deferred tax liability to other liabilities as a result of the implementation of FIN 48 and related to anticipated rates at which state taxes are expected to be paid versus reserved. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. No interest or penalties were accrued at November 30, 2008 or for the year then ended. All tax years since inception remain open to examination by federal and state tax authorities. The following table shows a reconciliation of the beginning and ending amount of unrecognized tax benefits.

Unrecognized tax benefits:
Balance at December 1, 2007	$7,890,713
Reduction relating to tax positions taken in a prior year	(7,890,713)
Balance at November 30, 2008	$—

Management determined the reserve for unrecognized tax benefits is not necessary when the temporary differences represent future deductible amounts rather than future taxable amounts. The Company does not expect any change in such amount of unrecognized tax benefits to be recorded over the next twelve months subsequent to November 30, 2008.

For the year ended November 30, 2008, the components of income tax benefit include current foreign tax expense (for which the federal tax effect is reflected as a deferred benefit) of $1,204,743, and other current federal and state income tax benefits (net of federal tax effect) of $750,000 and $26,852, respectively, and deferred federal and state income tax benefit (net of federal tax effect) of $106,504,736 and $7,805,029, respectively. The deferred income tax benefit of $114,309,765 for the year ended November 30, 2008 is net of the change in valuation allowance of $15,884,969.

As of November 30, 2008, the Company had a net operating loss for federal income tax purposes of approximately $79,225,000. The amount of the net operating loss generated in the year ending November 30, 2008 of $41,817,000 was reflected as a tax benefit for such year, subject to the establishment of the valuation allowance described above. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $555,000, $18,479,000, $18,374,000 and $41,817,000 in the years ending November 30, 2025, 2026, 2027 and 2028, respectively.

As of November 30, 2008, the aggregate cost of securities for federal income tax purposes was $412,972,560. At November 30, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $42,776,117, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $83,635,505 and the net unrealized depreciation was $40,859,388.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of November 30, 2008. These assets are measured on a recurring basis.

Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	November 30, 2008	(Level 1)	(Level 2)	(Level 3)
Investments	$372,113,172	$359,778,306	$9,021,450	$3,313,416

16	Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS
(Continued)

Fair Value Measurements Using Significant Unobservable Inputs
(Level 3) for Investments
For the year ended
November 30, 2008
Fair value beginning balance	$—
Total unrealized losses included in net decrease in net assets applicable
to common stockholders	(12,288,703)
Net purchases, issuances and settlements	—
Return of capital adjustments impacting cost basis of security	—
Transfers into Level 3	15,602,119
Fair value ending balance	$3,313,416

Upon adoption of FAS 157, the Company utilized an end of reporting period method for determining transfers into or out of Level 3 for quarterly reporting purposes through August 31, 2008. Under this method, the fair value of the asset (or liability, as applicable) at the end of the period was disclosed as a transfer into or out of Level 3, gains or losses for an asset that transferred into Level 3 during the period were excluded from the reconciliation, and gains or losses for an asset that transferred out of Level 3 were included in the reconciliation. The Company has determined that the beginning of reporting period method provides greater transparency of the effect that unobservable inputs have on fair value measures and, accordingly, this method is the basis for presenting the rollforward above. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit and percent of net assets which the securities comprise at November 30, 2008.

					Fair	Fair
					Value	Value as
		Number	Acquisition	Acquisition	Per	Percent of
Investment Security		of Units	Date	Cost	Unit	Net Assets
Crosstex Energy, L.P.	Series D Subordinated Units	581,301	3/23/07	$15,000,007	$5.70	1.5%
Enbridge Energy Partners, L.P.	Class C Common Units	323,349	4/02/07	15,000,000	27.90	4.0
				$30,000,007		5.5%

8. Investments in Affiliate

Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliate securities held by the Company as of November 30, 2008. A summary of affiliated transactions for the company which was an affiliate during the year ended November 30, 2008, is as follows:

					Gross
	Share		Gross		Distri-	November 30, 2008
	Balance	Gross	Reduc-	Realized	butions	Share
	11/30/07	Additions	tions	Loss	Received	Balance	Value
Crosstex Energy, L.P.(1)	1,269,913	$—	$7,098,097	$(12,463,240)	$2,803,110	598,810	$3,580,884
Crosstex Energy, L.P. —
Series D Subordinated
Units(1)	581,301	—	—	—	—	581,301	3,313,416
		$—	$7,098,097	$(12,463,240)	$2,803,110		$6,894,300

(1)	Not deemed an affiliate as of November 30, 2008; $12,463,240 non-affiliated realized losses incurred, $2,028,463 non-affiliated distributions received.

9. Investment Transactions

For the year ended November 30, 2008, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $49,179,080 and $220,440,915 (excluding short-term debt securities and interest rate swaps), respectively.

10. Long-Term Debt Obligations

The Company has $90,000,000 aggregate principal amount of private senior notes, Series D, Series E and Series F (collectively, the “Notes”) outstanding. The Series D Notes were issued on December 21, 2007 in the amount of $100,000,000. The Series E and Series F Notes were issued on June 17, 2008 in the amount of $25,000,000 and $65,000,000, respectively.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred stock; (2) senior to all of the Company’s outstanding common stock; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2008, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

On January 22, 2008, the Company fully redeemed its Series B Notes in the amount of $60,000,000. The weighted-average interest rate for the period from December 1, 2007 through January 22, 2008 (date of redemption) was 6.19 percent. This rate does not include commissions paid to the auction agent which are included in agent fees in the accompanying Statement of Operations. The unamortized balance of capitalized costs was expensed and resulted in a loss on early redemption in the amount of $763,677 which is included in amortization of debt issuance costs in the accompanying Statement of Operations.

2008 Annual Report	17

NOTES TO FINANCIAL STATEMENTS
(Continued)

On February 1, 2008, April 25, 2008 and July 18, 2008, the Company partially redeemed its Series A Notes in the amount of $20,000,000, $10,000,000 and $30,000,000, respectively. The unamortized balance of allocated capitalized costs was expensed and resulted in a loss on early redemption in the amount of $254,375, $126,158 and $376,902, respectively, which is included in amortization of debt issuance costs in the accompanying Statement of Operations. The weighted-average interest rate for the period from December 1, 2007 through July 18, 2008 (date of redemption) was 5.58 percent. This rate does not include commissions paid to the auction agent which are included in agent fees in the accompanying Statement of Operations.

The Company partially redeemed its Series C Notes in the amount of $20,000,000 on February 5, 2008 and redeemed the remaining Series C Notes in the amount of $50,000,000 on April 29, 2008. The unamortized balance of allocated capitalized costs was expensed and resulted in a loss on early redemption in the amount of $222,636 and $552,399, respectively, which is included in amortization of debt issuance costs in the accompanying Statement of Operations. The weighted-average interest rate for the period from December 1, 2007 through April 29, 2008 (date of redemption) was 5.99 percent. This rate does not include commissions paid to the auction agent which are included in agent fees in the accompanying Statement of Operations.

The Company partially redeemed its Series D Notes in the amount of $24,300,000 on November 7, 2008, and $36,300,000 on November 26, 2008. The Company paid a premium upon redemption of $486,000 and $726,000, respectively. The unamortized balance of allocated capital costs was expensed and resulted in a loss on early redemption of $64,363 and $95,332, respectively, which is included in the amortization of debt issuance costs in the accompanying Statement of Operations.

The Company partially redeemed its Series E Notes in the amount of $3,600,000 on November 7, 2008, and $5,500,000 on November 26, 2008. The Company paid a premium upon redemption of $72,000 and $110,000, respectively. The unamortized balance of allocated capital costs was expensed and resulted in a loss on early redemption of $11,920 and $10,107, respectively, which is included in the amortization of debt issuance costs in the accompanying Statement of Operations.

The Company partially redeemed its Series F Notes in the amount of $12,100,000 on November 7, 2008, and $18,200,000 on November 26, 2008. The Company paid a premium upon redemption of $242,000 and $364,000, respectively. The unamortized balance of allocated capital costs was expensed and resulted in a loss on early redemption of $41,837 and $33,716, respectively, which is included in the amortization of debt issuance costs in the accompanying Statement of Operations.

Estimated fair values of the Notes were calculated using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the fixed rates and the AAA corporate finance debt rate. At November 30, 2008, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The following table shows the issue date, maturity date, notional/carrying amount, estimated fair value and fixed rate as of November 30, 2008 for each series of Notes outstanding at November 30, 2008.

			Notional/
	Issue	Maturity	Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series D	December 21, 2007	December 21, 2014	$39,400,000	$36,144,121	6.07%
Series E	June 17, 2008	June 17, 2011	15,900,000	15,549,799	5.56%
Series F	June 17, 2008	June 17, 2013	34,700,000	32,750,855	6.02%
			$90,000,000	$84,444,775

11. Preferred Stock

The Company has 4,400 authorized shares of Money Market Preferred (“MMP”) Stock, of which 3,800 shares are currently outstanding. The MMP Stock has rights determined by the Board of Directors. The holders of MMP Stock have voting rights equal to the holders of common stock (one vote per MMP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

The MMP Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid distributions, whether or not declared. Holders of the MMP Stock are entitled to receive cash distribution payments at an annual rate that may vary for each rate period as determined by the auction. In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the preferred stock, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause a mandatory redemption or affect the security’s liquidation preference. In the event of a failed auction, distributions continue to be paid at the maximum rates and times determined in the articles supplementary. The maximum rate on preferred stock based on current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR as of the date of the auction. The distribution rates for the MMP I and MMP II Stock as of November 30, 2008 are 200 percent of the applicable LIBOR as of the respective auction dates.

The preferred stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Stock would be less than 200 percent. The preferred stock is also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2008, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its preferred stock.

On October 2, 2008, the Company redeemed MMP II Stock at liquidation value in the amount of $5,000,000. On October 7, 2008, the Company redeemed MMP I Stock at liquidation value in the amount of $10,000,000.

At November 30, 2008, fair value of the MMP Stock approximates the carrying amount because the distribution rate fluctuates with changes in interest rates available in the current market. The table below shows the number of shares outstanding, aggregate liquidation preference, current rate as of November 30, 2008, the weighted-average rate for year ended November 30, 2008 and the typical rate period for each series of MMP Stock outstanding at November 30, 2008. The Company may designate a rate period that is different than the rate period indicated in the table below.

		Aggregate		Weighted-
	Shares	Liquidation	Current	Average
Series	Outstanding	Preference	Rate	Rate	Rate Period
MMP I Stock	2,400	$60,000,000	4.72%	5.75%	28 days
MMP II Stock	1,400	35,000,000	2.35%	5.40%	7 days
	3,800	$95,000,000

The rates in the preceding table do not include commissions paid to the auction agent which are included in agent fees in the accompanying Statement of Operations.

18	Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS
(Continued)

12. Interest Rate Swap Contracts

The Company entered into interest rate swap contracts in an attempt to protect itself from increasing interest and dividend expense on its leverage resulting from increasing short-term interest rates. At November 30, 2008, the Company had no outstanding swap contracts.

The table below shows the notional amount at November 30, 2007, maturity date, fixed rate paid by the Company, floating rate received by the Company, termination date(s) and the realized loss on the termination of the interest rate swap contracts with U.S. Bank, N.A. for the year ended November 30, 2008.

Notional		Fixed Rate	Floating Rate		Realized
Amount at	Maturity	Paid by the	Received by	Termination	Loss on
11/30/2007	Date	Company	the Company	Date(s)	Termination
$60,000,000	11/25/2015	5.11%	1 month U.S. Dollar LIBOR	1/10/2008,	$(3,606,295)
				6/18/2008
60,000,000	12/2/2015	5.11%	1 month U.S. Dollar LIBOR	1/11/2008,	(3,629,661)
				6/18/2008
20,000,000	4/15/2013	5.03%	1 month U.S. Dollar LIBOR	6/18/2008,	(728,598)
				7/25/2008
45,000,000	4/21/2012	4.99%	1 month U.S. Dollar LIBOR	6/18/2008	(1,430,984)
20,000,000	2/15/2013	4.95%	1 month U.S. Dollar LIBOR	7/25/2008	(766,428)
20,000,000	3/1/2018	4.99%	1 month U.S. Dollar LIBOR	7/25/2008	(646,434)
15,000,000	2/28/2017	5.05%	1 month U.S. Dollar LIBOR	7/25/2008	(624,395)
15,000,000	2/28/2015	5.01%	1 month U.S. Dollar LIBOR	7/25/2008	(601,653)
35,000,000	4/21/2014	5.06%	1 month U.S. Dollar LIBOR	7/25/2008	(1,560,273)
					$(13,594,721)

13. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 17,470,673 shares outstanding at November 30, 2008. Transactions in common stock for the years ended November 30, 2007 and 2008, were as follows:

Shares at November 30, 2006	16,013,802
Shares sold through shelf offering	1,350,000
Shares issued through reinvestment of distributions	42,284
Shares at November 30, 2007	17,406,086
Shares issued through reinvestment of distributions	64,587
Shares at November 30, 2008	17,470,673

14. Credit Facility

On March 22, 2007, the Company entered into an agreement establishing a $150,000,000 unsecured credit facility maturing on March 21, 2008. On March 20, 2008, the Company entered into an extension of its unsecured credit facility. The amended credit agreement provides for a revolving credit facility of up to $92,500,000 that can be increased to $160,000,000 if certain conditions are met. The amended credit facility terminates on March 20, 2009. Under the terms of the credit facility, U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 0.75 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met.

The average principal balance and interest rate for the period during which the credit facility was utilized during the year ended November 30, 2008 was approximately $36,000,000 and 3.74 percent, respectively. At November 30, 2008, the Company had no outstanding borrowings under the credit facility.

2008 Annual Report	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Tortoise Energy Capital Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise Energy Capital Corporation (the Company), including the schedule of investments, as of November 30, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Energy Capital Corporation at November 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 5 to the financial statements, the Company adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on December 1, 2007.

Kansas City, Missouri
January 20, 2009

20	Tortoise Energy Capital Corp.

COMPANY OFFICERS AND DIRECTORS (Unaudited)
November 30, 2008

	Position(s) Held with		Number of	Other
	Company, Term of		Portfolios in Fund	Positions
	Office and Length of		Overseen by	Held by
Name and Age*	Time Served	Principal Occupation During Past 5 Years	Director(1)	Director
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, “Financial Services Review,” (2001-2007) (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999). Published several academic and professional journal articles about energy infrastructure and oil and gas MLPs.	6	None
John R. Graham (Born 1945)	Director since 2005

Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).

			6	Kansas State Bank
Charles E. Heath (Born 1942)	Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

(1)	This number includes TYG, TYN, TTO, two private investment companies and the Company. Our Adviser also serves as the investment adviser to TYG, TYN, TTO and two private investment companies.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2008 Annual Report	21

COMPANY OFFICERS AND DIRECTORS (Unaudited)
November 30, 2008

	Position(s) Held with		Number of	Other
	Company, Term of		Portfolios in Fund	Positions
	Office and Length of		Overseen by	Held by
Name and Age*	Time Served	Principal Occupation During Past 5 Years	Director(1)	Director
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	6	None
Terry Matlack (Born 1956)	Director and Chief Financial Officer since 2005

Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Compliance Officer of each of the Company and TYN from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of the Company, TYG and TYN from their inception to November 2005; Assistant Treasurer of the Company, TYG and TYN from November 2005 to April 2008, of TTO and one of the two private investment companies from their inception to April 2008, and of the other private investment company since its inception; CFA designation since 1985.

			6	None
David J. Schulte (Born 1961)	President and Chief Executive Officer since 2005

Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the two private investment companies since 2007; Chief Executive Officer of one of the two private investment companies since 2007 and of the other private investment company from 2007 to December 2008; CFA designation since 1992.

			N/A	None
Zachary A. Hamel (Born 1965)	Senior Vice President since April 2005

Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TTO since 2005 and of TYG, TYN and the two private investment companies since 2007; Secretary of each of the Company, TYG, TYN and TTO from their inception to April 2007; CFA designation since 1998.

			N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President since inception; Treasurer since November 2005

Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG and TYN since November 2005, of TTO since September 2005, and of the two private investment companies since 2007; Senior Vice President of TTO since 2005, and of TYG, TYN and the two private investment companies since 2007; Assistant Treasurer of the Company, TYG and TYN from their inception to November 2005; Chief Executive Officer of one of the private investment companies since December 2008; CFA designation since 1996.

			N/A	None

(1)	This number includes TYG, TYN, TTO, two private investment companies and the Company. Our Adviser also serves as the investment adviser to TYG, TYN, TTO and two private investment companies.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

22	Tortoise Energy Capital Corp.

ADDITIONAL INFORMATION (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are interested persons nor any of its officers. For the year ended November 30, 2008, the aggregate compensation paid by the Company to the independent directors was $134,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2008 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange in 2008 the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic Dividend Reinvestment Plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (312) 588-4990 or visit their Web site at www.computershare.com.

2008 Annual Report	23

ADDITIONAL INFORMATION (Unaudited)
(Continued)

Approval of Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2008, the independent directors (“Directors”) of the Company requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement. In addition, the Directors requested and received data and information from the Adviser, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

Factors Considered

The Directors considered and evaluated all the information provided by the Adviser. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other the Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the advisor. Further, the Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Directors reviewed and evaluated information regarding the Company’s and the performance of other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Directors have reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other funds with similar investment objectives and strategies.

The Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The Directors noted that the fee charged to the Company (0.95 percent of the Company’s average monthly Managed Assets) is below the average of the fees in comparable closed-end MLP funds. The Directors concluded that the fees and expense ratios that the Company is paying under the Advisory Agreement are reasonable given the quality of services provided under the Advisory Agreement and that such fees and expenses are comparable to, and in some cases lower than, the fees charged by advisors to comparable funds.

Economies of Scale. The Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive for relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

As a result of this process, the independent directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed.

24	Tortoise Energy Capital Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Capital Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYY

This report is for stockholder information. This is not a
prospectus intended for use in the purchase or sale of
fund shares. Past performance is no guarantee of
future results and your investment may be worth
more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 11/30/08
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$414
	May 2005		Pension Plans
			Taxable Accounts

Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$692
	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise North American Energy Corp.	TYN	U.S. Energy Infrastructure	Retirement Accounts	$75
	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$162
	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 8/31/08)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

 …Steady Wins®

     Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Capital Corp.

11550 Ash Street, Suite 300 • Leawood, Kan. 66211 • (913) 981-1020 • (913) 981-1021 (fax) • www.tortoiseadvisors.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s President and Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2008	FYE 11/30/2007
Audit Fees	$191,000	$150,000
Audit-Related Fees	$3,000	$28,000
Tax Fees	$49,000	$73,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$52,000	$101,000

The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2008 and 2007, the Adviser incurred approximately $13,610 and $10,000 in fees, respectively, payable to the principal accountant in connection with determining the Adviser’s compliance with GIPS® standards in 2006. Additionally, the Adviser paid $2,315 in 2008 and $12,000 in 2007 for general tax consulting services delivered in 2008 and 2006, respectively. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2008.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held
with Company
	and Length of	Principal Occupation
Name and Age*	Time Served	During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2005	Managing Director of our Adviser since 2002; Member, Fountain Capital Management (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.
Terry Matlack (Born 1956)	Director and Chief Financial Officer since 2005	Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Compliance Officer of each of the Company and Tortoise North American Energy Corporation (“TYN”) from their inception through May 2006 and of Tortoise Energy Infrastructure Corporation (“TYG”) from 2004 through May 2006; Treasurer of each of the Company, TYG and TYN from their inception to November 2005; Assistant Treasurer of the Company, TYG and TYN from November 2005 to April 2008, of Tortoise Capital Resources Corporation (“TTO”) and one of the two private investment companies advised by our Adviser from their inception to April 2008, and of the other private investment company since its inception; CFA designation since 1985.
David J. Schulte (Born 1961)	President and Chief Executive Officer since 2005	Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the two private investment companies since 2007; Chief Executive Officer of one of the two private investment companies since 2007 and of the other private investment company from 2007 to December 2008; CFA designation since 1992.
Zachary A. Hamel (Born 1965)	Senior Vice President since 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TTO since 2005 and of TYG, TYN and the two private investment companies since 2007; Secretary of each of the Company, TYG, TYN and TTO from their inception to April 2007; CFA designation since 1998.
Kenneth P. Malvey (Born 1965)	Senior Vice President since inception; Treasurer since November 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG and TYN since November 2005, of TTO since September 2005, and of the two private investment companies since 2007; Senior Vice President of TTO since 2005, and of TYG, TYN and the two private investment companies since 2007; Assistant Treasurer of the Company, TYG and TYN from their inception to November 2005; Chief Executive Officer of one of the private investment companies since December 2008; CFA designation since 1996.

*The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Messrs. Birzer and Matlack also serve as directors of TYN, TYG, and the two private investment companies advised by our Adviser, registered closed-end management investment companies, as well as TTO, a closed-end management investment company that has elected to be regulated as a business development company. The Adviser also serves as the investment adviser to TYN, TYG, TTO, and the two private investment companies.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2008:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	4	$798,668,045	0	—
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	—
Zachary A. Hamel
Registered investment companies	4	$798,668,045	0	—
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	—
Kenneth P. Malvey
Registered investment companies	4	$798,668,045	0	—
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	—
Terry Matlack
Registered investment companies	4	$798,668,045	0	—
Other pooled investment vehicles	1	$106,802,516	1	$106,802,516
Other accounts	197	$228,230,735	0	—
David J. Schulte
Registered investment companies	4	$798,668,045	0	—
Other pooled investment vehicles	1	$106,802,516	1	$106,802,516
Other accounts	197	$228,230,735	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the client’s various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Adviser also serves as investment adviser for three other publicly traded and two privately held closed-end management investment companies, all of which invest in the energy sector.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Registrant will not co-invest with its affiliates in negotiated private transactions. To the extent the Registrant is precluded from co-investing, the Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary benefits provided by investment advisers. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or FCM Tortoise, L.L.C., the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2008:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$100,001-$500,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$10,001-$50,000
Terry Matlack	$100,001-$500,000
David J. Schulte	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/08-6/30/08
Month #2	0	0	0	0
7/1/08-7/31/08
Month #3	0	0	0	0
8/1/08-8/31/08
Month #4	0	0	0	0
9/1/08-9/30/08
Month #5	0	0	0	0
10/1/08-10/31/08
Month #6	0	0	0	0
11/1/08-11/30/08
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Capital Corporation

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date February 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date February 3, 2009

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date February 3, 2009